UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2019

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, Peter R. Kagan will resign from the Board of Directors of Antero Midstream Corporation (the “Company”) effective upon the closing of the Offering (as defined below). The resignation was not the result of any disagreement with the Company or any of its affiliates on any matter relating to the Company’s operations, policies or practices.

Paul Rady, Chairman and Chief Executive Officer of the Company commented on the resignation of Mr. Kagan, “Peter has been involved with the board of Antero’s midstream business since Antero Midstream Partners’ IPO in 2014, and has made substantial contributions over that time. I want to thank Warburg Pincus and Peter for all they have done over the years and wish them well.”

Item 8.01	Other Events.

On November 6, 2019, the Company, certain affiliates of Warburg Pincus and certain investment funds managed by Yorktown Partners LLC (collectively, the “Selling Stockholders”) and Barclays Capital Inc. (the “Underwriter”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 25,965,437 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Offering”), which included all 22,965,437 shares owned by affiliates of Warburg Pincus. The Offering is expected to close on November 12, 2019. The Company did not sell any shares and will not receive any proceeds in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders and other customary obligations of the parties.

A copy of the Underwriting Agreement is filed as exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated November 6, 2019, by and among Antero Midstream Corporation, the Selling Stockholders and Barclays Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Secretary

Dated: November 12, 2019

3